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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2006

Education Funding Capital Trust-IV
(Exact name of issuing entity as specified in its charter)

Education Funding Capital I, LLC
(Exact name of registrant/depositor as specified in its charter)

Education Lending Group, Inc.
(Exact name of sponsor as specified in its charter)

Delaware	333-111959-01	51-6553467
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

c/o U.S. Bank, National Association
CN-WN-06CT
425 Walnut Street, 6th Floor
Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 632-2518

N/A
(Former name or former address, if changed since last report.)

Exhibit Index Appears on Page 4.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SEC 873 (05-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Section 6 – Asset-Backed Securities

Item 6.04 Failure to Make a Required Distribution.

On May 12, 2004, Education Funding Capital Trust-IV (the “Issuing Entity”) issued $1,000,000,000 in aggregate principal amount of education loan-backed notes (the “Notes”). The Notes were issued pursuant to an Indenture of Trust dated as of May 1, 2004 among the Issuing Entity, U.S. Bank, National Association, as Indenture Trustee, and The Bank of New York, as Trust Eligible Lender Trustee (the “Indenture”). Capitalized terms which are not otherwise defined in this report on Form 8-K will have those meanings assigned to such terms in Appendix A to the Indenture.

On December 15, 2006, the Issuing Entity caused the Indenture Trustee to make a supplemental distribution of amounts payable under the Indenture in the aggregate amount of $2,681,846.48 as a repayment of principal on the Series A-1 Notes. The Issuing Entity had determined that prior distributions made on the Notes resulted in an aggregate shortfall in principal payments made on the Series A-1 Notes in the amount of $2,681,846.48. The supplemental distribution was in addition to the regularly scheduled distribution made on the Series A-1 and Series A-2 Notes on December 15, 2006 in the amount of $15,065,368.00. Including the supplemental and the regularly scheduled distribution, the total distribution to the Series A-1 and Series A-2 Noteholders on December 15, 2006 was $17,747,214.48. After giving effect to the supplemental distribution and such regularly scheduled distribution, all amounts due and owing under the Notes through December 15, 2006 have been paid in full.

During all periods in which the aggregate principal shortfall amount remained outstanding, interest continued to accrue and was being paid in respect of the amount of the shortfall at the rate of interest required under the Indenture. The making of the supplemental distribution and the payment of additional interest during the periods prior to the date of the supplemental distribution will not have a material adverse impact on the Issuing Entity’s ability to make future payments on the Notes from collections and other receipts in respect of the assets subject to the Indenture. At all times prior to the making of the supplemental distribution, the amount being paid in respect of the supplemental distribution was held in one of the Issuing Entity’s interest-bearing Trust Accounts maintained with the Indenture Trustee.

Details of the calculation of the amount being paid in connection with the supplemental distribution are set forth in Item 9.01(d), Exhibit 99.1, the Calculation Summary relating to such distribution, attached hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Description of Document:

99.1	Calculation Summary relating to the
December 15, 2006 supplemental distribution.

The Exhibits required to be filed pursuant to Form 8-K and Item 601 of Regulation S-K (17 CFR 229.601) are listed above and in the Exhibit Index that immediately follows the signature hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuing Entity has duly caused this report to be signed by the Servicer on its behalf by the undersigned thereunto duly authorized.

EDUCATION FUNDING CAPITAL TRUST-IV
(Issuing entity)

Date: December 20, 2006	BY:	EDUCATION LENDING SERVICES, INC.,
as Master Servicer
(Servicer)

	BY:	/s/ Perry D. Moore

(Signature)
Name: Perry D. Moore
Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX:

Exhibit Number:	Description of Document:

99.1	Calculation Summary relating to the
December 15, 2006 supplemental distribution.